                                                                   Exhibit 10.22

                    [LOGO OF CARBIDE/GRAPHITE GROUP, INC.]

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To:                                     From:
      J. Trigg, Jr.                             W. B. Fowler

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                                                            Date  April 25, 1997
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SUBJECT:  TERMINATION, CONFIDENTIALITY &
          NON-COMPETITION AGREEMENT


                            PERSONAL & CONFIDENTIAL
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          It was agreed by the C/G Board of Directors that you will be granted one year severance pay and one year of medical coverage (as provided by the Company and currently in effect at the time of termination) in the event you are terminated from the Company for a reason other than cause as defined in the attached Schedule A.

          In addition, we request that you sign the attached Confidentiality and Non-Competition Agreement included as Schedule B. This agreement is an important protection for the Company and is referred to in the definition of "Cause" relating to the termination agreement.

          If you are in agreement with the termination provisions, please sign below. Also, please sign the Confidentiality and Non-Competition Agreement separately at the bottom of Schedule B.


                                                            /s/ Walter B. Fowler
WBF:nlf                                                     Walter B. Fowler
Attachments

     /s/ Jim Trigg, Jr.
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       Jim Trigg, Jr.

Date:      4/30/97
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                                  SCHEDULE A

                                     CAUSE

For purposes of this Agreement, "Cause" shall mean (i) the willful and continued failure by the Executive to perform substantially his duties to the Corporation or its subsidiaries (other than any such failure resulting from his disability) within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Chairman, which demand specifically identifies the manner in which the Chairman believes that the Executive has not substantially performed his duties, (ii) embezzlement or theft from the Corporation or any subsidiary or affiliate by the Executive or the commission or perpetration by the Executive of any act involving moral turpitude, or (iii) any material and willful violation by the Executive of his obligations under the Confidentiality and Non-Competition Agreement (Schedule B attached).

                                  SCHEDULE B

                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

     (a) For a three-year period commencing on the date on which the Executive's employment with the Corporation, or any of its affiliates, terminates for whatever reason (the "Date of Termination"), (i) the Executive shall hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation or its affiliates, and their respective businesses which shall not be public knowledge (other than information which becomes public as a result of acts of the Executive or his representatives in violation of this Agreement), including without limitation, customer lists, bids, proposals, contracts, matters subject to litigation, technology or financial information of the Corporation or its subsidiaries and other know-how, and (ii) the Executive shall not, without the prior written consent of the Corporation, communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it in writing.

     (b) For a three-year period commencing on the Date of Termination, the Executive will not, directly or indirectly, (i) own, manage, operate, control or participate in the ownership, management or control of, or be connected as an officer, employee, partner, director, or consultant or otherwise, with, or have any financial interest in (except for (A) ownership as of the date hereof, (B) any ownership in the common stock of the Corporation, or (C) any ownership of less than 5% of the outstanding equity interest in any entity)

                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

(I) the manufacture or marketing of graphite electrodes, (II) the manufacture or marketing of specialty carbon and graphite products, (III) the manufacture or marketing of needle coke, or (IV) the manufacture or marketing of calcium carbide and its direct derivatives, in each case, in any market in which the Corporation or its affiliates conducts or solicits business or (ii) solicit or contact any employee of the Corporation or its affiliates with a view to inducing or encouraging such employee to leave the employ of the Corporation or its affiliates with a view to inducing or encouraging such employee to leave the employ of the Corporation or its affiliates for the purpose of being employed by the Executive, an employer affiliated with the Executive, or any competitor of the Corporation or any affiliate thereof.

     (c) The Executive acknowledges that the provisions of this Schedule B are reasonable and necessary for the protection of the Corporation and that the Corporation will be irrevocably damaged if such provisions are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Corporation may be entitled in the form of actual or punitive damages, the Corporation shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction (without the posting of a bond therefor) for the purposes of restraining the Executive from any actual or threatened breach of such provisions.

/s/ Jim Trigg, Jr.
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    Jim Trigg, Jr.


Date:      4/30/97
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